UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2005
Date of Report (Date of earliest event reported)

Exact Name of Registrant as Specified in Its Charter; State of
Commission File	Incorporation; Address of Principal Executive Offices; and	IRS Employer
Number	Telephone Number	Identification Number

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street—37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398
1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-4321
1-1401	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000
333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 23, 2005, Exelon Corporation (Exelon) issued a news release announcing the reorganization of its senior management team, as follows:

•	John F. Young, executive vice president, Exelon, and president, Exelon Generation, has been appointed as executive vice president, finance and markets, Exelon.
•	J. Barry Mitchell, has been promoted to chief financial officer for Exelon and will continue as senior vice president, treasurer, reporting to Mr. Young.
•	Jack Skolds, executive vice president, Exelon, and president, Exelon Energy Delivery, will take on the additional responsibility of president, Exelon Generation, replacing Mr. Young.

John F. Young. As president of Exelon Generation since July 2004, Mr. Young was responsible for Exelon Nuclear, which operates the nation’s largest nuclear generation fleet; Exelon Power, which owns and operates fossil and hydro generation stations; and Power Team, Exelon’s power marketing operation. Mr. Young came to Exelon Power as chief operating officer in March of 2003 and was promoted to president of Exelon Power two months later. Prior to joining Exelon, Mr. Young was senior vice president at Sierra Pacific Resources Corporation. From 1983 until 2000, Mr. Young held a series of increasingly responsible positions with the Southern Company (Southern). During his tenure at Southern, Young had investor relations and capital markets responsibilities in New York. His final role was as executive vice president of Southern Generation. Mr. Young is a 1978 mechanical engineering graduate of the U.S. Naval Academy and he joined Southern after serving five years in the Navy.

J. Barry Mitchell. Prior to his new position, Mr. Mitchell was Vice President and Treasurer, Exelon, responsible for all treasury and internal audit activities. Previously, Mr. Mitchell was Vice President, Treasury and Evaluation, and Treasurer of PECO Energy Company (PECO).

Jack Skolds. Prior to serving as president of Exelon Energy Delivery, Mr. Skolds served as president and chief nuclear officer of Exelon Nuclear. He joined the company in August 2000, before the merger between Unicom Corporation (Unicom) and PECO, as senior vice president of Unicom and Commonwealth Edison Company (ComEd), and chief operating officer of ComEd’s Nuclear Generation Group. Mr. Skolds came to Exelon from South Carolina Electric and Gas where he held several positions, including president and chief operating officer (1996-2000) and senior vice president, generation (1995-1996). He graduated with distinction from the U.S. Naval Academy and received an MBA from the University of South Carolina.

The news release is attached to this report as Exhibit 99.

* * * * *

This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2003 Annual Report on Form 10-K—ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants’ 2003 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 19, ComEd—Note 15, PECO—Note 14 and Generation—Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION COMMONWEALTH EDISON COMPANY PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Vice President and Corporate Controller Exelon Corporation

February 25, 2005